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                            INSTITUTIONAL CLASSES OF

                                AIM CHARTER FUND
                              AIM WEINGARTEN FUND
                             AIM CONSTELLATION FUND

                             (Series Portfolios of
                            AIM EQUITY FUNDS, INC.)

                    Supplement dated November 5, 1996 to the
                      Statement of Additional Information
                             dated January 2, 1996
                         as supplemented June 27, 1996


This Supplement replaces in its entirety the "Supplement dated November 5, 1996 to the Statement of Additional Information dated January 2, 1996 as supplemented June 27, 1996."

The paragraph under the caption "MANAGEMENT - Legal Matters" on page 10 is revised to read in its entirety as follows:

     "The validity of the issuance of the shares of common stock offered hereby is being passed upon by Ballard Spahr Andrews & Ingersoll, 1735 Market Street, Philadelphia, Pennsylvania.

     On October 25, 1996 a shareholder of Aggressive Growth filed a lawsuit in United States District Court, Southern District of Texas, against the Company, A I M Advisors, Inc., A I M Distributors, Inc., the directors and certain officers of Aggressive Growth, and the portfolio managers of Aggressive Growth. The action was instituted under Section 36(b) of the Investment Company Act of 1940 and seeks to recover damages allegedly suffered by Aggressive Growth in connection with fees paid for marketing and shareholder services after Aggressive Growth was closed to new investors."